UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 24, 2012

EQUITY RESIDENTIAL

(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

ERP OPERATING LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two North Riverside Plaza Suite 400, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 474-1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-d(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Background

As more fully described in this Item 1.01 and in Item 8.01 below, ERP Operating Limited Partnership (“ERP”) has entered into a set of transactions with certain affiliates of Bank of America Corp. and Barclays PLC (together, the “Sellers”) and Lehman Brothers Holdings Inc. and certain of its affiliates (“Lehman”), which collectively are expected to result in ERP receiving $150,000,000 and the Sellers selling to Lehman their remaining 26.5% interest (the “Other Interests”) in various entities affiliated with Archstone, a privately-held owner, operator and developer of multifamily apartment properties (the “Archstone Entities”).

Entry into Interest Purchase Agreement

As previously disclosed, the Sellers and ERP are parties to an Other Interest Agreement (the “Other Interest Agreement”) dated as of December 2, 2011 (as amended on February 17, 2012, April 18, 2012, May 21, 2012, May 22, 2012 and May 23, 2012 (the last three amendments having extended the Exercise Period (see definition below) until May 22, 2012, May 23, 2012, and May 24, 2012, respectively)). Pursuant to the Other Interest Agreement, at any time from January 20, 2012 through and including May 24, 2012 (the “Exercise Period”), ERP was entitled, but not obligated, to exercise its right to acquire the Other Interests. Such a transaction was subject to the exercise by Lehman of a right of first offer to acquire the Other Interests (the “ROFO Right”).

On May 24, 2012, ERP exercised this right and executed an Interest Purchase Agreement with the Sellers (the “Purchase Agreement”) to acquire the Other Interests in exchange for total consideration of $1,580,000,000 in cash (the “Acquisition”). The Purchase Agreement is on substantially the same terms as those contained in the Interest Purchase Agreement previously disclosed on ERP’s Form 8-K filed on December 5, 2011, and is attached hereto as Exhibit 2.1. The Purchase Agreement contains customary representations, warranties and covenants and the consummation of the Acquisition is subject to customary closing conditions. In the event that ERP does not consummate the Acquisition due to an exercise of the ROFO Right by Lehman, then the Sellers will be required to pay to ERP a termination fee equal to $80,000,000 (the “Sellers’ Termination Fee”).

In accordance with the terms of the Omnibus Agreement described in Item 8.01 below, on May 24, 2012, Lehman exercised the ROFO Right and executed a binding purchase agreement with the Sellers (the “Lehman Purchase Agreement”) to purchase the Other Interests for $1,580,000,000. Therefore, unless Lehman’s acquisition of the Other Interests pursuant to the Lehman Purchase Agreement is not consummated, the Purchase Agreement will terminate in accordance with its terms, the Acquisition will not be consummated and ERP will be entitled to receive the Sellers’ Termination Fee (and, as described in Item 8.01 below, Lehman will pay ERP a termination fee equal to $70,000,000 (the “Lehman Termination Fee”)). The transactions contemplated by the Lehman Purchase Agreement are expected to close on or before June 8, 2012.

In certain circumstances, should ERP acquire all or substantially all of the assets of the Archstone Entities within 120 days of Lehman’s acquisition of the Other Interests, ERP will be required to repay all or a portion of such fees to the Sellers and/or Lehman.

Other Matters

Certain affiliates of the Sellers have performed investment banking, commercial banking and advisory services for ERP and its affiliates from time to time for which they have received customary fees and reimbursement of expenses. Certain affiliates of the Sellers may, from time to time, engage in transactions with and perform services for ERP in the ordinary course of their business for which they will receive customary fees and reimbursement of expenses. In addition, certain of the Sellers or their affiliates are lenders, and in some cases agents or arrangers for the lenders, under ERP’s unsecured revolving credit facility and certain other credit facilities.

As noted above, the transactions contemplated by the Purchase Agreement will not be consummated unless Lehman fails to consummate the purchase of the Other Interests, and the conditions to closing under the Purchase Agreement are otherwise satisfied. In addition, in the event that ERP consummates the transactions contemplated by the Purchase Agreement, ERP’s investment in the Archstone Entities and Equity Residential’s and ERP’s financial condition and results of operations may be adversely affected if, among other things, Equity Residential and ERP do not achieve the perceived benefits of the proposed transaction as Equity Residential and ERP expect, or at all, as well as by the risk factors otherwise affecting multifamily real estate companies. See the risk factors set forth in Equity Residential’s and ERP’s respective Annual Reports on Form 10-K for the year ended December 31, 2011.

The foregoing description of the Purchase Agreement and the Acquisition is not complete and is subject to and qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K, the terms of which are incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE.

On May 25, 2012, Equity Residential issued a press release announcing the execution of the Omnibus Agreement (as described below) and the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Equity Residential or ERP under the Securities Act of 1933, as amended.

ITEM 8.01 OTHER EVENTS.

Omnibus Agreement Relating to Archstone

On May 24, 2012, ERP, the Sellers and Lehman entered into an Omnibus Agreement (the “Omnibus Agreement”), pursuant to which, the following has occurred and/or will occur:

(i)	ERP exercised its rights under the Other Interest Agreement, and entered into the Purchase Agreement with the Sellers (as described above) pursuant to which ERP has agreed to purchase the Other Interests from the Sellers for a purchase price of $1,580,000,000.

(ii)	Contemporaneously, Lehman exercised the ROFO Right, and entered into the Lehman Purchase Agreement with the Sellers (as described above).

(iii)	The parties have released each other from any and all claims and litigation associated with matters relating to the Archstone Entities.

(iv)	Upon the closing of Lehman’s acquisition of the Other Interests from the Sellers, ERP will be entitled to receive termination fees in the aggregate amount of $150,000,000 as follows: pursuant to the Purchase Agreement, the Sellers have agreed to pay ERP the Sellers’ Termination Fee (as described above), and pursuant to the Omnibus Agreement, Lehman has agreed to pay ERP the Lehman Termination Fee (as described above). In certain circumstances, if ERP should acquire all or substantially all of the assets of the Archstone Entities within 120 days of Lehman’s acquisition of the Other Interests, ERP will be required to repay all or a portion of such fees to the Sellers and/or Lehman.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, and other statements that ERP or Equity Residential may make, including statements about the benefits of the acquisition of any interests in the Archstone Entities, may contain forward-looking statements that involve numerous risks and uncertainties. The statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, including, without limitation, statements regarding the management of ERP’s expectations, beliefs and intentions. All forward-looking statements included in this communication are based on information available to Equity Residential and ERP on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on Equity Residential’s or ERP’s results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither Equity Residential, ERP nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond ERP’s and Equity Residential’s control. These factors include, at a minimum: failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals; failure of Lehman to consummate its acquisition of the Other Interests; changes in laws or regulations; failure of the investment in the Archstone Entities to perform as expected, even in the event an acquisition is consummated; inability to influence the operations and control of the Archstone Entities following consummation of any such acquisition; and changes in general economic conditions. ERP and Equity Residential undertake no obligation

(and expressly disclaim any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information, please refer to ERP’s and Equity Residential’s most recent Form 10-K, 10-Q and 8-K reports filed with the SEC.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
2.1	Interest Purchase Agreement, dated May 24, 2012, by and among ERP Operating Limited Partnership, BIH ASN LLC, Archstone Equity Holdings Inc., Bank of America, N.A. and Banc of America Strategic Ventures, Inc.*

99.1	Press Release dated May 25, 2012.

*	Certain schedules have been omitted in accordance with Regulation S-K 601(b)(2). ERP and Equity Residential will furnish the omitted schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: May 25, 2012	By:	/s/ Bruce C. Strohm
	Name:	Bruce C. Strohm
	Its:	Executive Vice President and General Counsel

ERP OPERATING LIMITED PARTNERSHIP

	By:	Equity Residential, its general partner

Date: May 25, 2012	By:	/s/ Bruce C. Strohm
	Name:	Bruce C. Strohm
	Its:	Executive Vice President and General Counsel